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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             FORM 8-K CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                October 24, 2003

                                STEELCLOUD, INC.
               (Exact Name of Registrant as Specified in Charter)

           Virginia                 0-24015              54-1890464
           --------                 -------              ----------
       (State or Other          (Commission File        (IRS Employer
         Jurisdiction               Number)           dentification No.)
       of Incorporation)

            1306 Squire Court
            Sterling, Virginia                    20166
            ------------------                    -----
          (Address of Principal                (Zip Code)
            Executive Offices)

                                 (703) 450-0400
                                 --------------
              (Registrant's telephone number, including area code)


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Item 5. Other Events and Regulation FD Disclosure

     A.     Private Placement Completed.

     On October 24, 2003, SteelCloud, Inc. (the "Company"), entered into a Securities Purchase Agreement with certain institutional and private investors pursuant to which the Company issued and sold 1,887,500 shares of its common stock at a purchase price of $4.00 per share. In connection with such financing, the Company also issued warrants to the investors to purchase an aggregate of 471,875 shares of common stock at an exercise price of $5.8125 per share. The warrants are exercisable at any time until October 24, 2008.

     The net proceeds received from this financing were $7,161,025, which are expected to be used for working capital purposes.

     These securities were offered and sold without registration under the Securities Act of 1933 without registration under the Securities Act of 1933 to a limited number of accredited investors in reliance upon the exemption provided by Rule 506 of Regulation D thereunder, and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Securities Act. An appropriate legend was placed on the shares and the warrants issued, and will be placed on the shares issuable upon exercise of the warrants, unless registered under the Securities Act prior to issuance. In connection with this financing, the Company and the investors entered into a Registration Rights Agreement, pursuant to which the Company agreed to prepare and file, within 30 days following the issuance of the securities, a registration statement covering the resale of the shares sold in the financing and the shares underlying the warrants. The Company is required to have such registration statement declared effective within 90 days following the date of the issuance of the securities.

     A complete copy of each of the Securities Purchase Agreement, the Registration Rights Agreement, the Form of Common Stock Purchase Warrant, and the related press release of the Company, are filed herewith as Exhibits 10.1, 10.2, 10.3, and 99.1, respectively, and are incorporated herein by reference. The summary of the transaction set forth above is qualified in its entirety by reference to such exhibits.

     This Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any of these securities. This report is being filed pursuant to and in accordance with Rule 135c under the Securities Act.


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Financial Statements of Business Acquired. None

(b)      Pro Forma Financial Information. None

(c)      Exhibits.

         10.1     Securities Purchase Agreement.

         10.2     Registration Rights Agreement.

         10.3     Form of Common Stock Purchase Warrant.

         99.1     Press Release dated October 27, 2003.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               SteelCloud, Inc.

Date: October 28, 2003                         By:  /s/  Kevin Murphy
                                                  ------------------------------
                                                    Kevin Murphy
                                                    Vice President - Finance